                            UNITED  STATES
                 SECURITIES  AND  EXCHANGE  COMMISSION

                       WASHINGTON,  DC  20549


                             FORM  8-K

                          CURRENT  REPORT

          PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
              SECURITIES  EXCHANGE  ACT  OF  1934



 DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  AUGUST  17,  1998


                              NATIONSBANK, N.A.
                              -----------------
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
       (AS SERVICER ON BEHALF OF NATIONSBANK AUTO GRANTOR TRUST 1995-A)



           UNITED STATES
           OF AMERICA                  33-97436              57-0236115
           ----------                 --------               ----------
           (STATE OR OTHER            (COMMISSION FILE       (IRS EMPLOYER
           JURISDICTION OF            NUMBER)                IDENTIFICATION NO.)
           INCORPORATION

                                NATIONSBANK, N.A.
                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.      OTHER  EVENTS
              -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
CONTAINED  IN  EXHIBIT  99               HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.    FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
            -------------------------------------------------------------------


(C)     EXHIBITS

99 MONTHLY SERVICER'S CERTIFICATE FOR NATIONSBANK, N.A. CLASS A & B, NATIONSBANK AUTO TRUST 1995-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                NATIONSBANK, N.A.
                                -----------------
                                   (REGISTRANT)
        (AS SERVICER ON BEHALF OF NATIONSBANK AUTO GRANTOR TRUST 1995-A)


DATED:     August 28, 1998         BY:/S/ SUZANNE W. CASTLEBERRY
           ---------------                ----------------------
                                   NAME:  SUZANNE W. CASTLEBERRY
                                   TITLE: VICE PRESIDENT
                                   (DULY AUTHORIZED OFFICER)

INDEX TO EXHIBITS
-------------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICER'S  CERTIFICATE  FOR  NATIONSBANK,  N.A.
            CLASS  A  &  B,  NATIONSBANK  AUTO  TRUST  1995-A

[TYPE]   EX-99
                                          MONTHLY SERVICERS CERTIFICATE
                                          SERVICER:  NATIONSBANK, N.A.
                                          NATIONSBANK AUTO TRUST 1995-A

  Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the
            "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.
  NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer");
         and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.



Collection Period                                                                                   Jul-98
Determination Date                                                                                  8/10/98
Deposit Date                                                                                        8/14/98
Distribution Date                                                                                   8/17/98
Pool Balance on the close of the last day of the preceding Collection Period                     185,284,420.90
Less:     Principal Collections                                                                   13,462,219.77
Purchase Amount allocable to Principal                                                                     0.00
 Realized Losses                                                                                     327,542.78
                                                                                               -----------------
 Pool Balance on the close of the last day of the Collection Period                              171,494,658.35
                                                                                               =================
Original Pool Balance                                                                          1,066,816,806.33
Pool Factor                                                                                            16.07536%

Class A Certificate Balance
Beginning Class A Certificate Balance                                                            179,725,888.27
Class A Principal Distribution to Class A Distribution Account                                    13,376,069.67
                                                                                               -----------------
Ending Class A Certificate Balance                                                               166,349,818.60
Original Class A Certificate Balance                                                           1,034,812,302.14
 Class A Pool Factor                                                                                   16.07536%

Class B Certificate Balance
Beginning Class B Certificate Balance                                                              5,558,532.62
Class B Principal Distribution to Class B Distribution Account                                       413,692.88
                                                                                               -----------------
Ending Class B Certificate Balance                                                                 5,144,839.74
Original Class B Certificate Balance                                                              32,004,504.19
 Class B Pool Factor                                                                                   16.07536%

Class A Pass-Through Rate                                                                                5.8500%
Class B Pass-Through Rate                                                                                6.0000%

Class A Percentage                                                                                      97.0000%
Class B Percentage                                                                                       3.0000%

Available Interest
Collections and Liquidation Proceeds allocable to interest                                         1,693,530.60
Recoveries                                                                                            93,262.48
Purchase Amount allocable to Interest                                                                      0.00
                                                                                               -----------------
Total Interest Collections                                                                         1,786,793.08
Advances for the related Distribution Date                                                           247,994.20
Less:  Outstanding Advances to be reimbursed                                                         307,411.12
                                                                                               -----------------
Total Available Interest                                                                           1,727,376.16

Available Principal
Collections and Liquidation Proceeds allocable to Principal                                       13,462,219.77
Purchase Amount allocable to Principal                                                                     0.00
                                                                                               -----------------
Total Available Principal                                                                         13,462,219.77

Deposit to Certificate Account
Available Interest                                                                                 1,727,376.16
Available Principal                                                                               13,462,219.77
Withdrawal from Reserve Account                                                                            0.00
Less:  Basic Servicing Fee to be withheld from Collections                                           154,403.68
                                                                                               -----------------
Net Deposit to Certificate Account                                                                15,035,192.25

Class A Interest Distribution
Class A Monthly Interest                                                                             876,163.71
Class A Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                876,163.71

Class B Interest Distribution
Class B Monthly Interest                                                                              27,792.66
Class B Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                 27,792.66

Class A Principal Distribution
Class A Monthly Principal                                                                         13,376,069.67
Class A Principal Carryover Shortfall from the preceding
      Distribution Date                                                                                    0.00
                                                                                               -----------------
Total                                                                                             13,376,069.67

Class B Principal Distribution
Class B Monthly Principal                                                                            413,692.88
Class B Principal Carryover Shortfall from the preceding
        Distribution Date                                                                                  0.00
                                                                                               -----------------
Total                                                                                                413,692.88

Basic Servicing Fee (inc. unpaid amount from prior periods)                                          154,403.68

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
Unpaid Basic Servicing Fee to Servicer                                                               154,403.68
Class A Interest Distribution to Class A Distribution Account                                        876,163.71
Class B Interest Distribution to Class B Distribution Account                                         27,792.66

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
Class A Principal Distribution to Class A Distribution Account                                    13,376,069.67
Class B Principal Distribution to Class B Distribution Account                                       413,692.88
To Reserve Account up to Specified Reserve Account Balance                                            15,843.57
Any Remaining Amounts to Sellers                                                                     325,629.76


Specified Reserve Account Balance                                                                 13,335,210.08
Greater of:
(a) Reserve percentage applicable                                                                          5.00%
      Pool Balance on last day of Collection Period times reserve
           percentage applicable                                                                   8,574,732.92
(b) Lesser of: Deposit from Available Interest and Available Principal
(i)  floor amount stated or                                                                       13,335,210.08
(ii) Pool Balance on last day of Collection Period
      plus interest through Scheduled Distribution Date                                          216,743,747.13
Specified Reserve Account Balance                                                                 13,335,210.08

Reserve Account
Beginning Balance                                                                                 13,335,210.08
Deposit from Available Interest and Available Principal                                               15,843.57
Investment Earnings                                                                                   57,308.52
Less:  Withdrawal from Reserve Account and deposit to Certificate
            Account to cover:
Accrued and unpaid Basic Servicing Fees                                                                    0.00
Amounts to be distributed to Certificateholders'                                                           0.00
Reimb. to Servicer for Outstanding Advances associated with                                           15,843.57
    Defaulted Accounts
Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
             Specified Reserve Account Balance                                                             0.00
Less:  Withdrawal of Investment Earnings by Servicer                                                  57,308.52
                                                                                               -----------------
Ending Balance                                                                                    13,335,210.08
                                                                                               =================

Available Reserve Account Balance                                                                 13,335,210.08

Realized Losses                                                                                      327,542.78
Net Loss Ratio (annualized)
For the current Collection Period                                                                          1.58%
For the preceding Collection Period                                                                        1.21%
For the second preceding Collection Period                                                                 1.36%
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%)                 1.38%

Delinquency Analysis
Number of Loans
   30 to 59 days past due                                                                                   924
   60 to 89 days past due                                                                                   193
   90 or more days past due                                                                                 173
                                                                                               -----------------
Total                                                                                                     1,290

Principal Balance
   30 to 59 days past due                                                                          6,093,152.30
   60 to 89 days past due                                                                          1,294,008.62
   90 or more days past due                                                                        1,302,070.59
                                                                                               -----------------
Total                                                                                              8,689,231.51

Delinquency Ratio
For the current Collection Period                                                                          1.51%
For the preceding Collection Period                                                                        1.42%
For the second preceding Collection Period                                                                 1.38%
Average Delinquency Ratio (Specified Reserve Account Balance increases if greater
          than 1.25%)                                                                                      1.44%

Collateral Repossessed and Held by the Trust
Number                                                                                                       98
Principal Balance                                                                                    700,337.01

Weighted Average Computations
Weighted Average Coupon                                                                                10.64230%
Weighted Average Original Term                                                                            61.95
Weighted Average Remaining Term                                                                           22.33